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                                                                      EXHIBIT 24

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Haifa, State of Israel, on the 25th day of April, 2001.

                                      I.I.S. INTELLIGENT INFORMATION SYSTEMS
                                      LIMITED

                                      By:  /s/ Robi Hartman
                                           -------------------------
                                           Robi Hartman
                                           Chief Executive Officer

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Robi Hartman (with full power to him to act alone) his true and lawful attorney-in-fact, with power of substitution and resubstitution, in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


   Signature                         Title                       Date
   ---------                         -----                       ----


/s/ Robi Hartman              Chairman of the Board,           April 25, 2001
-----------------------
Robi Hartman                  Chief Executive Officer and
                              Acting Chief Financial Officer
                              (Principal Executive, Financial
                              and Accounting Officer)

/s/ David Rubner              Director                         April 25, 2001
-----------------------
David Rubner


/s/ Moshe Kahn                Director                         April 25, 2001
-----------------------
Moshe Kahn
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/s/ Jonathan Nativ            Director                         April 25, 2001
-----------------------
Jonathan Nativ

/s/ Aharon Jacobowitz         Director                         April 25, 2001
-----------------------
Aharon Jacobowitz

/s/ Yael Ilan                 Director                         April 25, 2001
-----------------------
Yael Ilan

/s/ Gideon Marks              Director                         April 25, 2001
-----------------------
Gideon Marks

Authorized Representative in the United States:

IIS, Inc.

By:   /s/ Robi Hartman                                         April 25, 2001
      ----------------
Name:  Robi Hartman
Title: Authorized Signatory